Exhibit 99.1

Hooker Furnishings to Appoint New Independent Director with Industry Expertise

Enters Cooperation Agreement with GVIC

Announces Retirement of Board Chair Chris Beeler at 2026 Annual Meeting
Following 33 Years of Service to Hooker

MARTINSVILLE, Va., Jan. 2, 2025 – Hooker Furnishings Corporation (NASDAQ-GS: HOFT) (“Hooker” or the “Company”), a global leader in home furnishings, today announced it has entered into a cooperation agreement (the “Agreement”) with Global Value Investment Corporation (“GVIC”) under which GVIC and the Company will work together in good faith to identify a mutually agreeable independent director with industry expertise within 45 days of signing the Agreement. Once the agreed upon director is identified and properly vetted, the Board would increase its size from eight to nine and immediately appoint this new independent director to the Board.

“We are pleased to have reached this constructive outcome with GVIC, which we believe is in the best interests of our shareholders,” said Jeremy Hoff, CEO of Hooker Furnishings. “We look forward to welcoming an industry expert to our Board to support our strategic vision and continue advancing our objective of delivering long-term profitable growth.”

JP Geygan, Chief Executive Officer and President of GVIC, commented, “GVIC invested in Hooker because we believe it has an attractive business model, strong financials and a leading position within its industry. We see meaningful opportunity for profitable growth and long-term value creation. We appreciate the constructive and thoughtful engagement with the Hooker Board leading to this outcome, and look forward to an ongoing productive dialogue with management and the Board.”

Separately, the Company announced that Board Chair W. Christopher Beeler, Jr. has notified the Company that he plans to retire from the Board at the Company’s 2026 annual meeting of shareholders (the “2026 Annual Meeting”) and will not stand for re-election. Mr. Beeler’s decision not to stand for re-election was not a result of a disagreement with the Company.

Hoff continued, “I’d like to express our deep gratitude to Chris Beeler for his dedication to Hooker since joining the Board in 1993. Mr. Beeler’s decades of experience with the Company have been instrumental in helping Hooker navigate through numerous economic cycles, and I know that we will continue to build on his insights as we move forward. His contributions have been invaluable and the entire Board of Directors thanks him for his service to the Company and our shareholders.”

Under the terms of the Agreement, the Company has also agreed to nominate the new independent director for election at the 2026 Annual Meeting and 2027 annual meeting of shareholders (the “2027 Annual Meeting”). GVIC has agreed to vote all of its shares in favor of Hooker’s nominees at such annual meetings (subject to specified conditions), and has entered into other customary voting and standstill commitments until the earlier of 30 days prior to the nomination deadline for the 2028 annual meeting of shareholders and 120 days prior to the anniversary of the 2027 Annual Meeting. The full Agreement will be filed by the Company with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

About Hooker Furnishings

Hooker Furnishings Corporation, in its 101st year of business, is a designer, marketer and importer of casegoods (wooden and metal furniture), leather furniture, fabric-upholstered furniture, lighting, accessories, and home décor for the residential, hospitality and contract markets. The Company also domestically manufactures premium residential custom leather and custom fabric-upholstered furniture and outdoor furniture. Major casegoods product categories include home entertainment, home office, accent, dining, and bedroom furniture in the upper-medium price points sold under the Hooker Furniture brand. Hooker’s residential upholstered seating product lines include Bradington-Young, a specialist in upscale motion and stationary leather furniture, HF Custom (formerly Sam Moore), a specialist in fashion forward custom upholstery offering a selection of chairs, sofas, sectionals, recliners and a variety of accent upholstery pieces, Hooker Upholstery, imported upholstered furniture targeted at the upper-medium price-range and Shenandoah Furniture, an upscale upholstered furniture company specializing in private label sectionals, modulars, sofas, chairs, ottomans, benches, beds and dining chairs in the upper-medium price points for lifestyle specialty retailers. The H Contract product line supplies upholstered seating and casegoods to upscale senior living facilities. The Sunset West division is a designer and manufacturer of comfortable, stylish and high-quality outdoor furniture. Hooker Furnishings Corporation’s corporate offices and upholstery manufacturing facilities are located in Virginia, North Carolina and California, with showrooms in High Point, NC, Las Vegas, NV, Atlanta, GA and Ho Chi Minh City, Vietnam. The company operates distribution centers in Virginia, North Carolina, and Vietnam. Please visit our websites at hookerfurnishings.com, hookerfurniture.com, bradington-young.com, hfcustomfurniture.com, hcontractfurniture.com, and sunsetwestusa.com.

For more information, contact:

C. Earl Armstrong III Senior Vice President-Finance and CFO

Hooker Furnishings Corporation, 276.666.3969

Forward Looking Statements

Certain statements made in this release, other than those based on historical facts, may be forward-looking statements. Forward-looking statements reflect our reasonable judgment with respect to future events and typically can be identified by the use of forward-looking terminology such as “believes,” “expects,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “would,” “could” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Those risks and uncertainties include but are not limited to: (1) adverse political acts or developments in, or affecting, the international markets from which we import products and some components used in our Domestic Upholstery segment, including duties or tariffs imposed on those products or product components by foreign governments or the U.S. government, such as the current twenty percent tariff, potential additional higher reciprocal tariffs on imports from key sourcing countries, U.S. Department of Commerce’s Section 232 investigation into timber, lumber, and their derivative products, including furniture, affecting the countries from which we source imported home furnishings and components, including the possible adverse effects on our sales, earnings, and liquidity; (2) general economic or business conditions, both domestically and internationally, including the current macroeconomic uncertainties and challenges to the retail environment for home furnishings along with instability in the financial and credit markets, in part due to fluctuating interest rates and housing market volatility, which can affect consumer spending patterns, existing home sales, and demand for home furnishings, including their potential impact on (i) our sales and operating costs and access to financing, (ii) customers, and (iii) suppliers and their ability to obtain financing or generate the cash necessary to conduct their respective businesses; (3) the impairment of our long-lived assets, which can result in reduced earnings and net worth; (4) the cyclical nature of the furniture industry, which is particularly sensitive to changes in consumer confidence, the amount of consumers’ income available for discretionary purchases, and the availability and terms of consumer credit; (5) future actions by activist stockholders that could divert management attention, create uncertainty around our strategic direction, disrupt relationships with key shareholders, increase our costs, drive stock price volatility, and otherwise materially impact our business, financial condition, results of operations, and cash flows; (6) risks associated with the ultimate outcome of our cost reduction plans, including the amounts and timing of savings realized and the ability to scale the business appropriately as customer demand increases or decreases based on the macroeconomic environment, including due to tariff uncertainties; (7) risks associated with our new warehouse facility in Vietnam, including our ability to execute the planned shift of inventories from domestic facilities to Vietnam without increasing overall inventories and adversely affecting working capital levels and start-up risks including technology-related risks or disruption in our offshore suppliers or the transportation and handling industries, including labor stoppages, strikes, or slowdowns, and the ability to timely fulfill customer orders; (8) the risks specifically related to the concentrations of a material part of our sales and accounts receivable in only a few customers, including the loss of several large customers through business consolidations, failures or other reasons, or the loss of significant sales programs with major customers; (9) risks associated with our reliance on offshore sourcing and the cost of imported goods, including fluctuation in the prices of purchased finished goods, customs issues, freight costs, including the price and availability of shipping containers, ocean vessels, domestic trucking, and warehousing costs and the risk that a disruption in our supply chain or the transportation and handling industries, including labor stoppages, strikes, or slowdowns, could adversely affect our ability to timely fulfill customer orders; (10) interruption, inadequacy, security breaches or integration failure of our information systems or information technology infrastructure, related service providers or the internet or other related issues including unauthorized disclosures of confidential information, hacking or other cybersecurity threats or inadequate levels of cyber insurance or risks not covered by cyber insurance; (11) difficulties in forecasting demand for our imported products and raw materials used in our domestic operations; (12) our inability to collect amounts owed to us or significant delays in collecting such amounts; (13) the risks associated with our Amended and Restated Loan Agreement, including the fact that our asset-based lending facility is secured by substantially all of our assets and contains provisions which limit the amount of our future borrowings under the facility, as well as financial and negative covenants that, among other things, may limit our ability to incur additional indebtedness; (14) risks associated with domestic manufacturing operations, including fluctuations in capacity utilization and the prices and availability of key raw materials, as well as changes in transportation, warehousing and domestic labor costs, availability of skilled labor, and environmental compliance and remediation costs; (15) risks associated with our self-insured healthcare and workers compensation plans, which utilize stop-loss insurance for aggregate claims above specified thresholds and can be impacted by higher healthcare inflation and expenditures, all of which may cause our healthcare and workers compensation costs to rise unexpectedly, adversely affecting our earnings, financial condition, and liquidity; (16) disruptions and damage (including those due to weather) affecting our Virginia or North Carolina warehouses, our Virginia, North Carolina or California administrative and manufacturing facilities, our High Point, Las Vegas, and Atlanta showrooms or our representative office or warehouse in Vietnam; (17) changes in U.S. and foreign government regulations and in the political, social and economic climates of the countries from which we source our products; (18) risks associated with product defects, including higher than expected costs associated with product quality and safety, regulatory compliance costs related to the sale of consumer products and costs related to defective or non-compliant products, product liability claims and costs to recall defective products and the adverse effects of negative media coverage; (19) the direct and indirect costs and time spent by our associates related to the implementation of our Enterprise Resource Planning system (“ERP”), including costs resulting from unanticipated disruptions to our business; (20) achieving and managing growth and change, and the risks associated with new business lines, acquisitions, including the selection of suitable acquisition targets, restructurings, strategic alliances and international operations; (21) risks associated with distribution through third-party retailers, such as non-binding dealership arrangements; (22) changes in domestic and international monetary policies and fluctuations in foreign currency exchange rates affecting the price of our imported products and raw materials; (23) price competition in the furniture industry; (24) changes in consumer preferences, including increased demand for lower-priced furniture, especially in light of recently imposed tariffs on imported furniture; (25) decisions concerning the allocation of capital including the extent to which we repurchase shares of our common stock which will affect shares outstanding and EPS; and (26) other risks and uncertainties described under Part I, Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2025 and other filings with the SEC. Any forward-looking statement that we make speaks only as of the date of that statement, and we undertake no obligation, except as required by law, to update any forward-looking statements whether as a result of new information, future events or otherwise and you should not expect us to do so.